November 2010

What's New

You donate $1.00 and we currently match it with $8.56 more in donations.  How does that sound?  Welcome to our new donation matching program!  How did we do this?  We did it by creating a new category of investor called a Donation Matching Investor.  These investors allow their donations to be used as matching donations for other investors.  The goal here is to provide our investors with even more incentive to – “give more by saving more”.  On October 31,
2010 our Matching Premium was a whopping $8.56.  This means that for every $1.00 of donation created by our typical investor, there will be $8.56 in additional donations made for matching purposes.  Most of our investors probably already know about this benefit.  Read
More...[http://cts.vresp.com/c/?DavlinPhilanthropicF/fdd5dbc4a5/TEST/6187480f42]

Stock Market Update

Since our last letter which covered our performance through March 31,
2010, the Russell 2000 Index has traded within a channel.  It started
April 1st at 678.64 and rallied up 9.3% to 741.92 in April before turning down.  By July it was down 13.1% from its April 1st start to
590.03, where it bumped off the bottom until September when it rallied back to end the quarter roughly even with its April 1st beginning.  On a macro level, this trading channel makes sense.
Every time we get some good news about the economy it seems to arrive in close proximity to some bad news.  Even on a micro basis, many of the companies announcing positive earnings surprises are also announcing lower earnings guidance going forward. Read
More...[http://cts.vresp.com/c/?DavlinPhilanthropicF/fdd5dbc4a5/TEST/facbb334c5]

Charity Update

We continued to add new charities at the request of both investors and charities.  Our latest additions to the Approved List are the
Trinity College in Hartford, CT, the Jacob’s Pillow Dance Festival
in Becket, MA, and the Parmenter Community Care Center in Wayland,
MA.  We look forward to working with these charities for years to come.

A little while back, we got to visit again with one of our great charities the Boston Harbor Island Alliance.  They run the Boston
Harbor Islands in partnership with several local, state and federal agencies.  If you have not been to the Boston Harbor Islands, you are missing something special.  There are 34 islands and peninsulas that total 1,600 acres at high tide (3,100 acres at low tide) and 35 miles of shore line all within 11 miles of downtown Boston. Read
more...[http://cts.vresp.com/c/?DavlinPhilanthropicF/fdd5dbc4a5/TEST/290059e987]

Fund Performance through September 30, 2010

            One Year  History-To-Date*

DPF            10.24%    8.06%

Russell 2000        13.35%    (1.95)%

S&P500            10.16%    (5.10)%

Fund effective date June 11, 2008
*Annualized

Ticker Symbol: DPFDX

Interesting Perspectives

New York Legislature Passes Plan to Limit Charitable Deductions for
the Wealthy
[http://cts.vresp.com/c/?DavlinPhilanthropicF/fdd5dbc4a5/TEST/78b0748ba0]

Deficit Plan Would Eliminate Tax Deductions for Charitable Gifts
[philanthropy.com/article/Deficit-Plan-Would-Eliminate/125420/]

For more information please visit our website, www.DavlinFunds.org
[http://cts.vresp.com/c/?DavlinPhilanthropicF/fdd5dbc4a5/TEST/34b8c95aa2]

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost;
and current performance may be lower or higher than the performance data quoted. As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains these as well as other information about the Fund. Current performance data and prospectus may be obtained from www.DavlinFunds.org
[http://cts.vresp.com/c/?DavlinPhilanthropicF/fdd5dbc4a5/TEST/079036414f]  or by calling 1-877-Davlin-8. Read the prospecius carefully before investing.

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